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                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF  REPORT: JANUARY 27, 1999


                 DATE OF EARLIEST EVENT REPORTED: JANUARY 25, 1999


                               UNITED MEDICORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           COMMISSION FILE NUMBER 1-10418


                DELAWARE                                      75-2217002
     (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

     10210 NORTH CENTRAL EXPRESSWAY
              SUITE 400
           DALLAS, TEXAS                                           75231
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 691-2140

                        _____________________________ N.A.
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                    UNITED MEDICORP, INC. AND SUBSIDIAIRIES

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On January 25, 1999, the Audit Committee of the Board of Director's of United Medicorp, Inc. (the "Registrant") accepted the resignation of the firm of PricewaterhouseCoopers LLP as the Registrant's independent auditor.

     (b) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements for the two years ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of PricewaterhouseCoopers LLP on the Registrant's financial statements for the year ended December 31, 1996 included an explanatory paragraph relating to an uncertainty about the Registrant's ability to continue as a going concern.

     (c) There were no disagreements with PricewaterhouseCoopers LLP during the audits of the Registrant's financial statements for the two years ended December 31, 1997, and any subsequent interim period preceding the change on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     (d) On January 25, 1999, the Registrant appointed Hein + Associates LLP as its independent accountant and Hein + Associates LLP accepted such appointment.

     (e) The Registrant had no relationship with Hein + Associates LLP required to be reported pursuant to Regulation S-K Item 304. (a)(2) during the two years ended December 31, 1997 or the subsequent interim period prior to and including January 25, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     Exhibit Number      Description
     --------------      -----------
          16.1           Letter of PricewaterhouseCoopers LLP to the Securities
                         and Exchange Commission included herein pursuant to the
                         requirements of Item 304(a) of Regulation S-K.


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                    UNITED MEDICORP, INC. AND SUBSIDIARIES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                UNITED MEDICORP, INC.
                                     (REGISTRANT)



By: /s/ R. Kenyon Culver                               Date: January 27, 1999
   -------------------------------------------              -----------------
    R. Kenyon Culver
    Vice President and Chief Financial Officer
      (Principal Accounting Officer)





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